                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                     PUTNAM MASTER INTERMEDIATE INCOME TRUST
                         PUTNAM PREMIER INCOME TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST

      THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 3.

      WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY STATEMENT, AND EITHER FILL OUT YOUR PROXY CARD AND RETURN IT TO US VIA THE MAIL, OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

      WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND RETURN YOUR PROXY TO US.

                                     [LOGO]

TABLE OF CONTENTS

A Message from the Chairman               1
Notice of Shareholder Meeting             2
Trustees' Recommendations                 3

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.
-----------------------------------------------

A MESSAGE FROM THE CHAIRMAN

              Dear Shareholder:

              I am writing to you to ask for your vote on important questions that affect your fund. While you

                                                                         [PHOTO]
              are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card or by voting via the Internet. We are asking for your vote on the following proposal: fixing the number of Trustees and electing your fund's Trustees.

              We realize that most shareholders will not be able to attend the Funds' meeting. However, we do need every shareholder's vote. We urge you to record your voting instructions on the Internet or complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card.

              I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

              Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter. If you have questions about the proposals, contact your financial advisor or call a Putnam customer service representative at 1-800-225-1581.

                                          Sincerely yours,

                                         [SIGNATURE]
                                          John A. Hill, Chairman

PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

   - THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

              To the Shareholders of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust:

              The Annual Meeting of Shareholders of your fund will be held on June 13, 2002 at 11:00 a.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

       1.     FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES. SEE PAGE 5.

              By the Trustees

              John A. Hill, Chairman
              George Putnam, III, President

              Jameson A. Baxter
              Charles B. Curtis
              Ronald J. Jackson
              Paul L. Joskow
              Elizabeth T. Kennan
              Lawrence J. Lasser
              John H. Mullin, III
              Robert E. Patterson
              A.J.C. Smith
              W. Thomas Stephens
              W. Nicholas Thorndike

              WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET SO YOU WILL BE REPRESENTED AT THE MEETING.

              April 5, 2002

PROXY STATEMENT

   - THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION ("SEC"); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISOR.

   - WHO IS ASKING FOR YOUR VOTE?

              THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM MASTER INTERMEDIATE INCOME TRUST AND PUTNAM PREMIER INCOME TRUST for use at the Annual Meeting of Shareholders of each fund to be held on June 13, 2002, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and the Proxy Statement are being mailed on or about
              April 8, 2002.

   - HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON THIS PROPOSAL?

              The Trustees recommend that you vote

       1. FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND THE ELECTION OF ALL NOMINEES.

   - WHO IS ELIGIBLE TO VOTE?

              Shareholders of record at the close of business on March 22, 2002 are entitled to be present and to vote at the meeting or any adjourned meeting.

              Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendation. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

              Shareholders of each fund vote separately with respect to each proposal. The outcome of a vote affecting one fund does not affect any other fund.

THE PROPOSALS

       I.     ELECTION OF TRUSTEES

   - WHO ARE THE NOMINEES FOR TRUSTEES?

              The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management").

              The Board Policy and Nominating Committee of the Trustees of each fund has fixed the number of Trustees at thirteen and recommends that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds. The 13 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected as Trustees of your fund.

              The nominees for Trustees and their backgrounds are shown in the table below. The table discloses each nominee's name, date of birth, principal occupation(s) during the past 5 years, and other information about the nominee's professional background, including other directorships the nominee holds. Each nominee currently serves as a Trustee. Each Trustee oversees all of the Putnam Funds and serves for an indefinite term until his or her resignation, death or removal. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2001, there were 123 Putnam Funds.

              JAMESON ADKINS BAXTER (9/6/43), Trustee since 1994

                                                [photo of Jameson Adkins Baxter]
              Ms. Baxter is the President of Baxter
              Associates, Inc., a management consulting and
                                        private investment firm that she founded
              in 1986.

              Ms. Baxter also serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Intermatic Corporation (manufacturer of energy control products) and Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Ms. Baxter has also held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, Inc. and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

                              CHARLES B. CURTIS (4/27/40), Trustee
                              since 2001

              Mr. Curtis is President and Chief Operating Officer, Nuclear

              [photo of Charles B. Curtis]
              Threat Initiative, a private foundation dedicated to reducing the threat of weapons of mass destruction. Mr. Curtis also serves as Senior Advisor to the United Nations Foundation.

              Mr. Curtis is a Member of the Council on Foreign Relations, the Electric Power Research Institute Advisory Council, the University of Chicago Board of Governors for Argonne National Laboratory, and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. He has over fifteen years of law practice experience and eighteen years in government service. Until 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute, and until 2001, he was a Member of the Department of Defense Policy Board and Director of EG&G Technical

              Services, Inc. (provider of technical services to the Department of Defense and the Department of Energy). Prior to May 1997,
              Mr. Curtis was Deputy Secretary of Energy. Mr. Curtis holds B.S. and B.A. degrees from the University of Massachusetts at Amherst and a J.D. from Boston University School of Law.

              JOHN A. HILL (1/31/42), Trustee since 1985
              and Chairman since 2000

                                                         [photo of John A. Hill]
              Mr. Hill is Vice-Chairman and Managing Director,
              First Reserve Corporation, a registered investment
                                                      adviser investing in compa
              nies in the world-wide energy industry on behalf of institutional investors.

              Mr. Hill is also a Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College and various private companies controlled by First Reserve Corporation. He is also a Trustee of TH Lee, Putnam Investment Trust, a closed-end investment company. Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.

                              RONALD J. JACKSON (12/17/43), Trustee
                              since 1996

              [photo of Ronald J. Jackson]
              Mr. Jackson is a private investor.

              Mr. Jackson is former Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer from which he retired in 1993. He also previously served as President and Chief Executive Officer of

              Stride-Rite, Inc., a manufacturer and distributor of footwear, and of Kenner Parker Toys, Inc., a major toy and game manufacturer. He has also held financial and marketing positions with such companies as General Mills, Inc., Parker Brothers, a toy and game company, and Talbots, a distributor of women's apparel, where he served as President of the company. Mr. Jackson is a graduate of Michigan State University Business School.

              PAUL L. JOSKOW (6/30/47), Trustee
              since 1997

                                                       [photo of Paul L. Joskow]
              Dr. Joskow is Elizabeth and James Killian Professor of Economics and Management and Director of the
                                                      Center for Energy and Envi
              ronmental Policy Research, Massachusetts Institute of Technology.

              Dr. Joskow serves as a Director of National Grid Group, a UK based holding company with interests in electric power and telecommunications networks and the Whitehead Institute for Biomedical Research, a non-profit research institution. He has been President of the Yale University Council since 1993. Prior to February 2002, March 2000 and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company, an automobile insurance company, a Director of New England Electric System, a public utility holding company, and a consultant to National Economic Research Associates, respectively. He has published five books and numerous articles on topics in industrial organization, government regulation of industry and competition policy and is active on industry restructuring, environmental, energy, competition, and privatization policies, serving as an advisor to governments and corporations worldwide. Dr. Joskow is a graduate of Cornell University and Yale University, and is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.

                              ELIZABETH T. KENNAN (2/25/38), Trustee
                              since 1992

              Dr. Kennan is President Emeritus of Mount Holyoke College

              [photo of Elizabeth T. Kennan]
              and serves on the boards of various organizations.

              Dr. Kennan serves as the Chairman of Cambus-Kenneth
              Bloodstock, a limited liability company involved in thoroughbred horse breeding and farming, and as a Director of both Northeast Utilities and Talbots, a distributor of women's apparel. She also serves as a Trustee of Centre College. Until 1995 she was a Trustee of the University of Notre Dame, and until 2001 she was a Member of the Oversight Committee of the Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic and Kentucky Home Life Insurance, respectively. For twelve years, Dr. Kennan was on the faculty of Catholic University, where she taught history and published numerous articles, and directed the post-doctoral program in Patristic and Medieval Studies. Active in various educational and civic associations, she is a graduate of Mount Holyoke College, the University of Washington, and St. Hilda's College, Oxford University. She holds several honorary doctorates.

              JOHN H. MULLIN, III (6/15/41), Trustee
              since 1997

                                           Mr. Mullin is the Chairman and CEO of

                                                  [photo of John H. Mullin, III]
              Ridgeway Farm, a limited liability company engaged in timber and farming.
              Mr. Mullin is a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a company engaged in the broadcasting industry) and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Prior to October 1997, January 1998 and May 2001, he was a Director of Dillon, Read and Co. Inc., The Ryland Group, Inc. and Graphic Packaging International Corp., respectively.

              Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. He is a graduate of Washington & Lee University and The Wharton Graduate School at the University of Pennsylvania.

                              ROBERT E. PATTERSON (3/15/45), Trustee
                              since 1984

              [photo of Robert E. Patterson]
              Mr. Patterson is Senior Partner of Cabot Properties, LLP and Chairman of Cabot Properties, Inc. Prior to December 2001, he served as President and Trustee of Cabot Industrial Trust, a publicly traded real estate investment trust.

              Mr. Patterson is Chairman of the Joslin Diabetes Center, a Trustee of SEA Education Association and a Director of Brandywine Trust Company. Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment advisor that managed real estate investments for institutional investors. Prior to 1990, he was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies, a real estate management, investment and development firm. He also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

              W. THOMAS STEPHENS (9/2/42), Trustee
              since 1997

                                                   [photo of W. Thomas Stephens]
              Mr. Stephens is a director of various corporations.
              Until 1999, he was the President and Chief Executive
              Officer of MacMillan Bloedel Limited, a forest
                                                           products and building
              materials company.

              Mr. Stephens is a Director of Mail-Well, a printing and envelope company, Qwest Communications, Xcel Energy Incorporated, a public utility company, TransCanada Pipelines and Norske Skog
              Canada, Inc., a paper manufacturer. Mr. Stephens retired as Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation in 1996 and as Chairman of Mail-Well in 2001. He holds B.S. and M.S. degrees from the University of Arkansas.

                              W. NICHOLAS THORNDIKE (3/28/33),
                              Trustee since 1992

              [photo of W. Nicholas Thorndike]
              Mr. Thorndike is a Director of various corporations and charitable organizations, including Courier Corporation, a book binding and printing company, and The Providence Journal
              Co., a newspaper publisher.

              Mr. Thorndike is a Trustee of Northeastern University and an Honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. He has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment advisor that manages mutual funds and institutional assets, as a Trustee of the Wellington Group of Funds (currently The Vanguard Group) and as the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

   - INTERESTED TRUSTEES

              LAWRENCE J. LASSER* (11/1/42), Trustee
              since 1992 and Vice President since 1981

                                                  [photo of Lawrence J. Lassser]
              Mr. Lasser is the President and Chief Executive
              Officer of Putnam Investments, LLC and Putnam
                                                  Investment Management, LLC. He
              has been President and Chief Executive Officer since 1985, having begun his career there in 1969.

              Mr. Lasser is a Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. He also serves as a Member of the Board of Governors of the Investment Company Institute, as a Trustee of the Museum of Fine Arts, Boston, and as a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston. He is a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations and the Commercial Club of Boston. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

                              GEORGE PUTNAM III* (8/10/51), Trustee
                              since 1984 and President since 2000

              Mr. Putnam is the President of New Generation

              [photo of George Putnam, III]
              Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and of New Generation Advisers, Inc., a registered investment adviser that provides advice to private funds specializing in investments in such companies. He founded New Generation in 1985.

              Mr. Putnam is a Director of The Boston Family Office, L.L.C., a registered investment advisor, a Trustee of the SEA Education Association, and a Trustee of St. Mark's School and Shore Country Day School. Mr. Putnam also worked as an attorney with the law firm of Dechert Price & Rhoads. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

              A.J.C. SMITH* (4/13/34), Trustee
              since 1986

                                                         [photo of A.J.C. Smith]
              Mr. Smith is a Director of Marsh & McLennan
              Companies, Inc. Prior to May 2000 and November 1999,
                                                          Mr. Smith was Chairman
              and CEO, respectively, of Marsh & McLennan.

              Mr. Smith is a Director of Trident Corp., a limited partnership with over thirty institutional investors, and a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. He was educated in Scotland. Mr. Smith is a Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries and the Conference of Actuaries, an Associate of the Society of Actuaries, and a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.
              ----------------------------

              *Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments, LLC and Putnam Management. Mr. Lasser and Mr. Smith also serve as Directors of Marsh & McLennan Companies, Inc.

              The balance of the nominees are not "interested persons."

              All the nominees were elected by the shareholders of each fund on June 14, 2001, other than Mr. Curtis, who was elected by the Board of Trustees effective July 1, 2001. The 13 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected as Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 13 for your fund.

   - WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

              Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors, counsel and other experts as appropriate, selected by and responsible to the Trustees.

              Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairman of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

              AUDIT AND PRICING COMMITTEE. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Audit and Pricing Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the Funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee. The Committee currently consists of Messrs. Stephens (Chairperson) and Thorndike, and Drs. Kennan and Joskow.

              BOARD POLICY AND NOMINATING COMMITTEE. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the Funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the funds' shareholders. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin, Patterson and Thorndike. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

              BROKERAGE AND CUSTODY COMMITTEE. The Brokerage and Custody Committee reviews the policies and procedures of the Funds regarding the execution of portfolio transactions for the Funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis, Mullin, Thorndike, Ms. Baxter and Dr. Kennan.

              COMMUNICATION, SERVICE AND MARKETING COMMITTEE. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the Funds' distributor. The Committee currently consists of

              Messrs. Putnam (Chairperson), Smith, Stephens, Thorndike and Dr. Joskow.

              CONTRACT COMMITTEE. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the Funds, (ii) the expenditure of the Funds' assets for distribution purposes pursuant to the Distribution Plans of the Funds, and (iii) the engagement of other persons to provide material services to the Funds, including in particular those instances where the cost of services is shared between the Funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the open-end funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing Funds. Its oversight of the closed-end funds includes (i) investment performance,
              (ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee is comprised exclusively of independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Curtis, Jackson, Mullin and Patterson.

              DISTRIBUTIONS COMMITTEE. This Committee oversees all Fund distributions and approves the amount and timing of distributions paid by all the Funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the Funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson), Jackson, Thorndike and Dr. Joskow.

              EXECUTIVE COMMITTEE. The functions of the Executive Committee are twofold. The first is to ensure that the Funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam Funds. The Committee currently consists of Ms. Baxter and Messrs. Hill (Chairman), Jackson, Putnam, Stephens and Thorndike.

              INVESTMENT OVERSIGHT COMMITTEES. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam Funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Messrs. Curtis (Chairperson), Hill, and Lasser and Dr. Kennan. Investment Oversight Committee B currently consists of Dr. Joskow (Chairperson), Ms. Baxter and Mr. Putnam. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Jackson and Smith. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Stephens and Thorndike.

              The Investment Company Act of 1940 requires that your fund have a minimum proportion of trustees who are not affiliated in any way with your fund's investment manager, principal underwriter from time to time or any broker-dealer. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. The Trustees of your fund believe that independent trustees should represent at least two-thirds of the members of the board. Your fund's independent trustees meet regularly as a group in executive session.

   - HOW LARGE A STAKE DO THE TRUSTEES HAVE IN THE PUTNAM FAMILY OF FUNDS?

              The Trustees believe each Trustee should have a significant investment in the Putnam funds. The Trustees allocate their investments among the approximately 123 Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each Trustee and the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of February 28, 2002.

                              PUTNAM MASTER              PUTNAM PREMIER INCOME        AGGREGATE DOLLAR
                        INTERMEDIATE INCOME TRUST                TRUST                 RANGE OF SHARES
                                                                                       Held in all of
                                      Dollar Amount                  Dollar Amount    the Putnam Funds
                        Number of       Range of       Number of       Range of      Overseen by Trustee
Name of Trustee        Shares Owned   Shares Owned    Shares Owned   Shares Owned           (123)

--------------------------------------------------------------------------------------------------------
Jameson A. Baxter           373       $1 - $10,000         197       $1 - $10,000        over $100,000
Charles B. Curtis           100       $1 - $10,000         100       $1 - $10,000        over $100,000
John A. Hill                196       $1 - $10,000         100       $1 - $10,000        over $100,000
Ronald J. Jackson           391       $1 - $10,000         200       $1 - $10,000        over $100,000
Paul L. Joskow              100       $1 - $10,000         100       $1 - $10,000        over $100,000
Elizabeth T. Kennan         376       $1 - $10,000         195       $1 - $10,000        over $100,000
John H. Mullin, III         100       $1 - $10,000         100       $1 - $10,000        over $100,000
Robert E. Patterson         587       $1 - $10,000         500       $1 - $10,000        over $100,000
W. Thomas Stephens          100       $1 - $10,000         100       $1 - $10,000        over $100,000
W. Nicholas Thorndike       472       $1 - $10,000         247       $1 - $10,000        over $100,000
Lawrence J. Lasser          196       $1 - $10,000         100       $1 - $10,000        over $100,000
George Putnam, III          978       $1 - $10,000         500       $1 - $10,000        over $100,000
A.J.C. Smith                391       $1 - $10,000         200       $1 - $10,000        over $100,000

----------------------------------------------------------------------------

              At February 28, 2002, the Trustees and officers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust as a group owned less than 1% of the outstanding shares of each fund.

-WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT SHAREHOLDER
 INTERESTS?

              The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

              - by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

              - by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

              - by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

              - by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

              - by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

              - by monitoring potential conflicts between the funds and Putnam
                Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

              - by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

   - HOW OFTEN DO THE TRUSTEES MEET?

              The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board which focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 2001, the average Trustee participated in approximately 46 committee and board meetings for each fund. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during your fund's last fiscal year is shown in the table below:

              PUTNAM MASTER INTERMEDIATE INCOME TRUST

                   Fiscal year ended September 30, 2001

                   ---------------------------------------------------------
                   Audit and Pricing Committee(*)                          8
                   Board Policy and Nominating Committee(**)               7
                   Brokerage and Custody Committee                         4
                   Communication, Service and Marketing Committee          5
                   Contract Committee                                     11
                   Distributions Committee                                 2
                   Executive Committee                                     3
                   Investment Oversight Committee                          8

              PUTNAM PREMIER INCOME TRUST

                   Fiscal year ended July 31, 2001

                   ---------------------------------------------------------
                   Audit and Pricing Committee(*)                          8
                   Board Policy and Nominating Committee(**)               7
                   Brokerage and Custody Committee                         5
                   Communication, Service and Marketing Committee          5
                   Contract Committee                                     11
                   Distributions Committee                                 3
                   Executive Committee                                     4
                   Investment Oversight Committee                          9

                          ------------------------------------------------------

                                     (*)   Effective February 2002, the responsibilities of
                                           the Audit Committee and Pricing Committee were
                                           combined into the Audit and Pricing Committee.
                                           The number of meetings shown represents the
                                           number of meetings held during your fund's last
                                           fiscal year by the Audit Committee. The Pricing
                                           Committee met 5 times during each fund's last
                                           fiscal year.
                                    (**)   Effective March 2002, the Proxy Committee was
                                           combined with the Board Policy and Nominating
                                           Committee. The number of meetings shown
                                           represents the number of meetings held during
                                           your fund's last fiscal year by the Board Policy
                                           and Nominating Committee. The Proxy Committee
                                           met 4 times during each fund's last fiscal year.

   - WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

              Each Trustee of your fund receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam Funds. Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services.

              The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by your fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 2001:

              PUTNAM MASTER INTERMEDIATE INCOME TRUST
                COMPENSATION TABLE

                                                                        Estimated
                                                         Pension or      annual
                                                         retirement     benefits
                                                          benefits      from all
                                           Aggregate     accrued as      Putnam            Total
                                          compensation    part of         funds        compensation
                                            from the        fund          upon           from all
Trustees/Year                               fund(1)       expenses    retirement(2)   Putnam funds(3)

-----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(4)                    $1,117        $  271        $100,000        $205,750
Charles B. Curtis/2001(8)                       259             0         100,000          92,000
Hans H. Estin/1972(5)                           832           559          97,904         109,000
John A. Hill/1985(4)(7)                       1,571           439         200,000         403,500
Ronald J. Jackson/1996(4)                     1,117           289         100,000         205,750
Paul L. Joskow/1997(4)                        1,092           212         100,000         201,250
Elizabeth T. Kennan/1992                      1,104           397         100,000         203,500
Lawrence J. Lasser/1992(6)                        0           200          92,500               0
John H. Mullin, III/1997(4)                   1,115           318         100,000         205,500
Robert E. Patterson/1984                      1,111           198         100,000         204,750
George Putnam, III/1984(7)                    1,319           185         125,000         249,750
A.J.C. Smith/1986(6)                              0           393          91,833               0
W. Thomas Stephens/1997(4)                    1,091           297         100,000         201,000
W. Nicholas Thorndike/1992                    1,097           557         100,000         202,000

----------------------------------------------------------------------------
 (1) Includes an annual retainer and an attendance fee for each meeting attended.

 (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

 (3) As of December 31, 2001, there were 123 funds in the Putnam family.

 (4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of September 30, 2001 were $9,507, $4,314, $867, $3,334 and $2,061, respectively, including income earned on such amounts.

 (5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

 (6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

 (7) Includes additional compensation for services commencing July 1, 2000.

 (8) Elected by the Board of Trustees as a Trustee effective July 1, 2001. The fund will not accrue expenses for Mr. Curtis' retirement and pension benefits until 2002.

              PUTNAM PREMIER INCOME TRUST
                COMPENSATION TABLE

                                                                        Estimated
                                                         Pension or      annual
                                                         retirement     benefits
                                                          benefits      from all
                                           Aggregate     accrued as      Putnam            Total
                                          compensation    part of         funds        compensation
                                            from the        fund          upon           from all
Trustees/Year                               fund(1)       expenses    retirement(2)   Putnam funds(3)

-----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(4)                    $1,335        $  341        $100,000        $205,750
Charles B. Curtis/2001(8)                     1,158             0         100,000          92,000
Hans H. Estin/1972(5)                         1,294           721          97,904         109,000
John A. Hill/1985(4)(7)                       1,580           494         200,000         403,500
Ronald J. Jackson/1996(4)                     1,335           408         100,000         205,750
Paul L. Joskow/1997(4)                        1,309           245         100,000         201,250
Elizabeth T. Kennan/1992                      1,312           502         100,000         203,500
Lawrence J. Lasser/1992(6)                        0           298          92,500               0
John H. Mullin, III/1997(4)                   1,338           368         100,000         205,500
Robert E. Patterson/1984                      1,329           252         100,000         204,750
George Putnam, III/1984(7)                    1,301           213         125,000         249,750
A.J.C. Smith/1986(6)                              0           515          91,833               0
W. Thomas Stephens/1997(4)                    1,312           344         100,000         201,000
W. Nicholas Thorndike/1992                    1,314           703         100,000         202,000

--------------------------------------------------------------------------
 (1) Includes an annual retainer and an attendance fee for each meeting attended.

 (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

 (3) As of December 31, 2001, there were 123 funds in the Putnam family.

 (4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of July 31, 2001 were $14,210, $6,829, $1,248, $4,657 and $3,386, respectively, including income earned on such amounts.

 (5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

 (6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

 (7) Includes additional compensation for services commencing July 1, 2000.

 (8) Elected by the Board of Trustees as a Trustee effective July 1, 2001. The fund will not accrue expenses for Mr. Curtis' retirement and pension benefits until 2002.

              Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or
              (ii) such Trustee's total years of service.

              The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

              QUORUM AND METHODS OF TABULATION. The shareholders of each fund vote separately with respect to each proposal. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
              (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

              The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

              OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

              SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

              If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

              SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may also arrange to have voting instructions recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

              Shareholders may have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote via the Internet, you will need the control number that appears on your proxy card. To vote, please access the Internet address found on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

              Your fund's Trustees have adopted a policy of maintaining confidentiality in the voting of proxies. Consistent with that policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

              Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense DF King Co., 77 Water Street, New York,

              New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $2,500 plus reasonable out-of-pocket expenses for mailing and phone costs. The expenses of the preparation of the proxy statements and related materials, including printing and delivery costs, are borne by each fund.

              REVOCATION OF PROXIES. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.

              DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL MEETING. It is currently anticipated that each fund's next annual meeting of shareholders will be held in June 2003. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before December 18, 2002. Shareholders who wish to make a proposal at the June 2003 annual meeting--other than one that will be included in the fund's proxy materials--should notify the fund no later than March 1, 2003. The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of each fund to serve as Trustees, provided that shareholders submit their recommendations by the above date. If a shareholder who wishes to present a proposal fails to notify the fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the June 2003 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than March 15, 2003 and no later than April 14, 2003.

              ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

              FINANCIAL INFORMATION. YOUR FUND WILL FURNISH TO YOU UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203 OR 1-800-225-1581.

FUND INFORMATION

              PUTNAM INVESTMENTS. Putnam Investment Management, LLC, the fund's investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam LLC. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian is also a subsidiary of Putnam LLC. The address of Putnam Investments Trust, Putnam LLC, Putnam Investment Management, LLC and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

              LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

              INDEPENDENT AUDITORS. KPMG LLP, 99 High Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit and Pricing Committee of the Board of Trustees unanimously approved the selection of KPMG LLP in July 2000 for Putnam Master Intermediate Income Trust and July 1999 for Putnam Premier Income Trust, and the Trustees unanimously approved such selection in July 2000 for Putnam Master Intermediate Income Trust and July 1999 for Putnam Premier Income Trust. Among the country's preeminent accounting firms, this firm also serves as the auditor for various other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

              PricewaterhouseCoopers LLP, independent accountants, has previously served as the independent auditors of your fund. The change in audit firms reflects the Trustees' decision to continue their policy of having two audit firms serve the Putnam funds. In the past, the two firms were Price Waterhouse LLP and Coopers & Lybrand LLP. These firms merged in July 1998. PricewaterhouseCoopers LLP resigned as independent auditors in July 2000 for Putnam Master Intermediate Income Trust and July 1999 for Putnam Premier Income Trust. It has issued no report on the financial statements for either of the past two fiscal years containing an adverse opinion or a disclaimer of opinion, or that was qualified as to uncertainty, audit scope or accounting procedure. There were no disagreements between PricewaterhouseCoopers LLP and your fund on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure.

              The following table sets forth the aggregate fees billed for professional services rendered by your fund's principal accountant for the fund's most recent fiscal year:

                                                        Audit Fees    Financial Information
                                                         for all       Systems Design and
                                          Audit Fees   Putnam Funds    Implementation Fees    All Other Fees

                   -----------------------------------------------------------------------------------------
                   Putnam Master
                   Intermediate Income
                   Trust                    $31,500     $1,092,200             $  0               $6,000
                   Putnam Premier
                   Income Trust             $28,400     $1,092,200             $  0               $6,000

    ----------------------------------------------------------------------------

              The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of your fund's annual financial statements for the most recent fiscal year. The fees disclosed under the caption "Audit Fees for All Putnam Funds" are the aggregate fees billed for professional services rendered for the audits of all Putnam funds for which your fund's independent accountants served as auditors for each such fund's most recent fiscal year ending on or before your fund's most recent fiscal year end. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for your fund's most recent fiscal year to your fund, to Putnam Management, the fund's investment manager, and to any entity controlling, controlled by or under common control with Putnam Management that provides services to the fund. The amounts disclosed in "All Other Fees" are entirely related to providing tax compliance assistance for the respective fund.

              The Audit and Pricing Committee of the Board of Trustees is responsible for making recommendations to the Trustees as to the selection of your fund's auditors. (Additional information about the Audit and Pricing Committee is included under "Election of Trustees.") The Audit and Pricing Committee has established a policy, in addition to other practices and requirements relating to the selection of the fund's auditors, that all non-audit services proposed to be performed by your fund's principal accountants for the fund, Putnam Management and certain related parties be considered and approved by the Audit and Pricing Committee or by an authorized representative of the committee in advance of the provision of such services. This pre-clearance policy calls for the consideration, among other things, of whether the provision of the proposed services would be compatible with maintaining the independence of your fund's principal accountants. The provision of services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" was approved in accordance with such pre-clearance policy.

              The Audit and Pricing Committee of your fund has submitted the following report:

              The Audit and Pricing Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit and Pricing Committee has discussed with your fund's independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit and Pricing Committee has received the written disclosures and the letter from your fund's independent accountants required by the SEC's Independence Standards (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Pricing Committee various matters relating to the auditor's independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit and Pricing Committee recommends to the Trustees that the audited financial statements for the last fiscal year be included in your fund's annual report to shareholders for the last fiscal year.

                                     Paul L. Joskow
                                     Elizabeth T. Kennan
                                     W. Nicholas Thorndike
                                     W. Thomas Stephens (Chairman)

              OFFICERS AND OTHER INFORMATION. All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam Investments, LLC, Putnam Management and Putnam Fiduciary Trust Company, Messrs. Putnam, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to George Putnam and Lawrence J. Lasser, the other officers of each fund are as follows:

              PUTNAM MASTER INTERMEDIATE INCOME TRUST

                                                                     Business
                   Name (date of birth)        Year first           experience
                   Office with                 elected to          during past
                   the fund                      office              5 years

                   -------------------------------------------------------------------
                   Charles E. Porter              1989      Managing Director, Putnam
                     (7/26/38)                              Investments and Putnam
                     EXECUTIVE VICE                         Management
                     PRESIDENT, TREASURER &
                     PRINCIPAL FINANCIAL
                     OFFICER
                   Patricia C. Flaherty           1993      Senior Vice President,
                     (12/1/46)                              Putnam Investments and
                     SENIOR VICE PRESIDENT                  Putnam Management
                   Michael T. Healy (1/24/58)     2000      Managing Director, Putnam
                     ASSISTANT TREASURER &                  Investor Services and
                     PRINCIPAL ACCOUNTING                   Putnam Investments
                     OFFICER
                   Gordon H. Silver (7/3/47)      1990      Senior Managing Director,
                     VICE PRESIDENT                         Putnam Investments and
                                                            Putnam Management
                   Ian Ferguson (7/3/57)          1997      Senior Managing Director,
                     VICE PRESIDENT                         Putnam Investments and
                                                            Putnam Management
                   Stephen Oristaglio             1998      Senior Managing Director,
                     (8/21/55)                              Putnam Management. Prior
                     VICE PRESIDENT                         to 1998, Mr. Oristaglio
                                                            was a Managing Director at
                                                            Swiss Bank Corp.
                   Brett C. Browchuk              1994      Managing Director of
                     (2/27/63)                              Putnam Investments and
                     VICE PRESIDENT                         Putnam Management
                   Kevin Cronin (6/13/61)         2000      Managing Director, Putnam
                     VICE PRESIDENT                         Management. Prior to 1997,
                                                            Mr. Cronin was a Vice
                                                            President and Fund Manager
                                                            at MFS Investment
                                                            Management
                   Richard A. Monaghan*           1998      Managing Director, Putnam
                     (8/25/54)                              Investments, Putnam
                     VICE PRESIDENT                         Management and Putnam
                                                            Retail Management
                   Richard G. Leibovitch          1988      Managing Director, Putnam
                     (10/31/63)                             Investments LLC and Putnam
                     VICE PRESIDENT                         Management. Prior to 1999,
                                                            J.P. Morgan.
                   John R. Verani (6/11/39)       1988      Senior Vice President,
                     VICE PRESIDENT                         Putnam Investments and
                                                            Putnam Management

    ----------------------------------------------------------------------------
                *President of Putnam Retail Management.

              PUTNAM PREMIER INCOME TRUST

                                                                     Business
                   Name (date of birth)        Year first           experience
                   Office with                 elected to          during past
                   the fund                      office              5 years

                   -------------------------------------------------------------------
                   Charles E. Porter              1989      Managing Director, Putnam
                     (7/26/38)                              Investments and Putnam
                     EXECUTIVE VICE                         Management
                     PRESIDENT, TREASURER &
                     PRINCIPAL FINANCIAL
                     OFFICER
                   Patricia C. Flaherty           1993      Senior Vice President,
                     (12/1/46)                              Putnam Investments and
                     SENIOR VICE PRESIDENT                  Putnam Management
                   Michael T. Healy (1/24/58)     2000      Managing Director, Putnam
                     ASSISTANT TREASURER &                  Investor Services and
                     PRINCIPAL ACCOUNTING                   Putnam Investments
                     OFFICER
                   Gordon H. Silver (7/3/47)      1990      Senior Managing Director,
                     VICE PRESIDENT                         Putnam Investments and
                                                            Putnam Management
                   Ian Ferguson (7/3/57)          1997      Senior Managing Director,
                     VICE PRESIDENT                         Putnam Investments and
                                                            Putnam Management
                   Stephen Oristaglio             1998      Senior Managing Director,
                     (8/21/55)                              Putnam Management. Prior
                     VICE PRESIDENT                         to 1998, Mr. Oristaglio
                                                            was a Managing Director at
                                                            Swiss Bank Corp.
                   Brett C. Browchuk              1994      Managing Director of
                     (2/27/63)                              Putnam Investments and
                     VICE PRESIDENT                         Putnam Management
                   Kevin Cronin (6/13/61)         2000      Managing Director, Putnam
                                                            Management. Prior to 1997
                                                            Vice President,
                                                            Mr. Cronin was a Vice
                                                            President and Fund Manager
                                                            at MFS Investment
                                                            Management
                   Richard A. Monaghan*           1998      Managing Director, Putnam
                     (8/25/54)                              Investments, Putnam
                     VICE PRESIDENT                         Management and Putnam
                                                            Retail Management
                   Richard G. Leibovitch          1988      Managing Director, Putnam
                     (10/31/63)                             Investments LLC and Putnam
                     VICE PRESIDENT                         Management. Prior to 1999,
                                                            J.P. Morgan.
                   John R. Verani (6/11/39)       1988      Senior Vice President,
                     VICE PRESIDENT                         Putnam Investments and
                                                            Putnam Management

    ----------------------------------------------------------------------------
                *President of Putnam Retail Management.

              ASSETS AND SHARES OUTSTANDING OF YOUR FUND AS OF FEBRUARY 28, 2002

              PUTNAM MASTER INTERMEDIATE INCOME TRUST

                   NET ASSETS:                             $657,392,955
                   Common shares                        100,133,125.805     shares

              PUTNAM PREMIER INCOME TRUST

                   NET ASSETS:                            $917,592,740
                   Common shares                       140,989,259.187     shares

                   5% BENEFICIAL OWNERSHIP
                   Putnam Master Intermediate Income Trust:                  None

                   Putnam Premier Income Trust:                              None

                      This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

PUTNAMINVESTMENTS
      THE PUTNAM FUNDS
       ONE POST OFFICE SQUARE
       BOSTON, MASSACHUSETTS 02109
       TOLL-FREE 1-800-225-1581

                                                                      81318 6/02

[PUTNAM INVESTMENTS LOGO]                                    [GRAPHIC OF SCALES]

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET, VISIT THE WEBSITE AT https://vote.proxy-direct.com. PLEASE REFER TO THE INSTRUCTIONS BELOW.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.  Read the proxy statement.
2.  Go to https://vote.proxy-direct.com
3.  Enter the 14-digit control number printed on your proxy card.
    CONTROL NUMBER:  999 9999 9999 999
4.  Follow the instructions on the site.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY CARD.





                                     PLEASE DETACH AT PERFORATION BEFORE MAILING


                             THIS IS YOUR PROXY CARD

  TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD,
        SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.
                            YOUR VOTE IS IMPORTANT.

                                     PLEASE DETACH AT PERFORATION BEFORE MAILING



Proxy for a meeting of shareholders to be held on June 13, 2002, for PUTNAM MASTER INTERMEDIATE INCOME TRUST.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints John A. Hill, Robert E. Patterson and W. Nicholas Thorndike, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Master Intermediate Income Trust on June 13, 2002 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                     PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS CARD. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

--------------------------------------------------------------------------------
SHAREHOLDER SIGN HERE                                            DATE

--------------------------------------------------------------------------------
CO-OWNER SIGN HERE                                               DATE

                                                                12243_PMI

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

NAME
--------------------------------------------------------------------------------

STREET
--------------------------------------------------------------------------------

CITY                                            STATE            ZIP
--------------------------------------------------------------------------------

TELEPHONE
--------------------------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     PLEASE DETACH AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                                     PLEASE DETACH AT PERFORATION BEFORE MAILING






If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and electing all of the nominees.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.                                    FOR                      WITHHOLD
1. Proposal to fix the number of Trustees and elect all nominees.                 fixing the number of      authority to vote for
                                                                                  Trustees as proposed           all nominees
   The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J.           and electing
   Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E.           all the nominees
   Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.     (EXCEPT AS MARKED
                                                                                 TO THE CONTRARY BELOW)

   TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S) OF THE NOMINEE(S) BELOW:

   -----------------------------------------------------------------------------


NOTE: If you have questions on the proposal, please call 1-800-225-1581.

[PUTNAM INVESTMENTS LOGO]                                    [GRAPHIC OF SCALES]

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

YOUR VOTE IS VERY IMPORTANT. IF YOU CHOOSE TO RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET, VISIT THE WEBSITE AT https://vote.proxy-direct.com. PLEASE REFER TO THE INSTRUCTIONS BELOW.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.  Read the proxy statement.
2.  Go to https://vote.proxy-direct.com
3.  Enter the 14-digit control number printed on your proxy card.
    CONTROL NUMBER:  999 9999 9999 999
4.  Follow the instructions on the site.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS ON THE INTERNET, DO NOT RETURN YOUR PROXY CARD.





                                     PLEASE DETACH AT PERFORATION BEFORE MAILING


                             THIS IS YOUR PROXY CARD

  TO VOTE BY MAIL, PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD,
        SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.
                            YOUR VOTE IS IMPORTANT.

                                     PLEASE DETACH AT PERFORATION BEFORE MAILING



Proxy for a meeting of shareholders to be held on June 13, 2002, for PUTNAM PREMIER INCOME TRUST.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints John A. Hill, Robert E. Patterson and W. Nicholas Thorndike, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Premier Income Trust on June 13, 2002 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                                     PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS CARD. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

--------------------------------------------------------------------------------
SHAREHOLDER SIGN HERE                                            DATE

--------------------------------------------------------------------------------
CO-OWNER SIGN HERE                                               DATE

                                                                12243_PMI

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.


NAME
--------------------------------------------------------------------------------

STREET
--------------------------------------------------------------------------------

CITY                                            STATE            ZIP
--------------------------------------------------------------------------------

TELEPHONE
--------------------------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     PLEASE DETACH AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                                     PLEASE DETACH AT PERFORATION BEFORE MAILING






If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and electing all of the nominees.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.                                    FOR                    WITHHOLD
1. Proposal to fix the number of Trustees and elect all nominees.                 fixing the number of      authority to vote for
                                                                                  Trustees as proposed          all nominees
   The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J.           and electing
   Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E.           all the nominees
   Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.     (EXCEPT AS MARKED
                                                                                 TO THE CONTRARY BELOW)

   TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S) OF THE NOMINEE(S) BELOW:

   -----------------------------------------------------------------------------


NOTE: If you have questions on the proposal, please call 1-800-225-1581.